OFFICE LEASE
                             between


                          GT PARTNERS,
                 an Illinois general partnership

                           (Landlord)

                               and

                         AMPLICON, INC.,
                    a California corporation
                            (Tenant)

                      TABLE OF CONTENTS

                         OFFICE LEASE

ARTICLE             TITLE                                           PAGE
-------             -----                                           ----

   1                Definitions                                      1

   2                Premises                                         2

   3                Term                                             2

   4                Rental                                           2

   5                Security Deposit                                 5

   6                Use of Premises                                  5

   7                Utilities and Services                           6

   8                Maintenance and Repairs                          7

   9                Alterations, Additions and Improvements          8

  10                Indemnification and Insurance                    9

  11                Damage or Destruction                           11

  12                Condemnation                                    11

  13                Relocation                                      11

  14                Assignment and Subletting                       11

  15                Default and Remedies                            13

  16                Attorneys' Fees; Costs of Suit                  15

  17                Subordination and Attornment                    15

  18                Quiet Enjoyment                                 16

  19                Rules and Regulations                           16

  20                Estoppel Certificates                           16

  21                Entry by Landlord                               17

  22                Landlord's Lease Undertakings-Exculpation
                    from Personal Liability; Transfer of
                    Landlord's Interest                             17

  23                Holdover Tenancy                                17

  24                Notices                                         18

  25                Brokers                                         18

  26                Communications and Computer Lines               18

  27                Miscellaneous                                   18

                                 EXHIBITS
                                 --------

Rider to Office Lease

Exhibit A         Floor Plan

Exhibit B         Work Letter Agreement

Exhibit C         Rules and Regulations

Exhibit D         Not Used

Exhibit E         Suite Acceptance Letter

                               OFFICE LEASE

     THIS OFFICE LEASE ("Lease"), dated 17th September, 1997, is made and entered into by and between GT PARTNERS, an Illinois general partnership ("Landlord") and AMPLICON, INC., a California corporation ("Tenant") upon the following terms and conditions:

                     ARTICLE I - DEFINITIONS
                     -----------------------

Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein;

     1.01 Project; Building. The term "Project" shall mean that certain office building project located at 5 and 6 Hutton Centre Drive in Santa Ana, California, commonly known as Griffin Towers together with all related land, improvements, parking facilities, common areas, driveways, sidewalks and landscaping. If the Project consists of more than one office building, the term "Building" shall mean the office building in the Project in which the Premises (as hereinafter defined) are situated.

     1.02 Premises. The term "Premises" shall mean Suite(s) 200 and 500 in the Building, as more particularly outlined on the drawing attached hereto as Exhibit A and incorporated herein by reference. As used herein, "Premises" shall not include any storage area in the Building, which shall be leased or rented pursuant to separate agreement.

     1.03 Rentable Area of the Premises. The term "Rentable Area of the Premises" shall mean 48,773 square feet, which Landlord and Tenant have stipulated as the Rentable Area of the Premises. Tenant acknowledges that the Rentable Area of the Premises includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas, of the Building. The final rentable and usable square footage shall be calculated by Landlord's architect or space planner in accordance with the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 ("BOMA"). Tenant or Tenant's architect or space planner may consult with Landlord's architect or space planner concerning the determination.

     1.04 Lease Term. The term "Lease Term" shall mean the period between the Commencement Date and the Expiration Date (as such terms are hereinafter defined), unless sooner terminated as otherwise provided in this Lease.

     1.05 Commencement Date. Subject to adjustment as provided in
Article 3,  the  term "Commencement Date" shall mean February 20,
1998.

     1.06 Expiration Date.  Subject to  adjustment as provided in
Article 3,  the term  "Expiration Date"  shall  mean February 19,
2003.

     1.07 Base Rent.   See Rider

     1.08 Tenants Percentage Share. The term "Tenant's Percentage Share" shall mean 17.81 percent (17.81%) of the Building and "Tenant's Project Percentage Share" shall mean 9.12 percent (9.12%) of the Project with respect to increases in Property Taxes and Operating Expenses (as such terms are hereinafter defined). Landlord may reasonably redetermine Tenant's Percentage Share from time to time to reflect reconfigurations, additions or modifications to the Project or Building (provided that in no event shall such redetermination increase Tenant's share of Property Taxes and Operating Expenses).

     1.09  Security Deposit. (lined out)

     1.10 Tenant's Permitted Use.  The  term  "Tenant's Permitted
Use" shall mean general executive and administrative office and no other use.

     1.11 Business Hours. The term "Business Hours" shall mean the hours of 8:00 A.M. to 6:00 P.M. (Pacific time) Monday through Friday, and 8:00 A.M. to 12:00 P.M., Saturdays (federal and state holidays excepted). Holidays are defined as the following: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     1.12 Landlord's Address For Notices. The term "Landlord's Address for Notices" shall mean Heitman Properties Ltd., 5 Hutton Centre Drive, Suite 810, Santa Ana, California 92707, Attn:
Property Manager, with a copy of Heitman Properties Ltd., 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601, Attn:
Property Management.

     1.13  Tenant's  Address  For  Notices.  The  term  "Tenant's
Address for Notices" shall mean
                         5 Hutton  Centre Drive, Suite 500
                         Santa Ana, California  92707

     1.14 Broker. The term "Broker" shall mean Heitman Properties
Ltd. representing Landlord and Simmonds Realty Group representing
Tenant.

     1.15 Guarantor.  The term "Guarantor" shall mean N/A.


                      ARTICLE II - PREMISES
                      ---------------------

     2.01 Lease of Premises. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease. On the Commencement Date described herein, Landlord shall deliver the Premises to Tenant in substantial conformance with the Work Letter Agreement attached hereto as Exhibit B. See Insert 2.01

     2.02 Acceptance of Premises. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the condition of the Premises or the Project or with respect to the suitability or fitness of either for the conduct of Tenant's Permitted Use or for any other purpose. Prior to
Tenant's taking possession of the Premises, Landlord or its designee and Tenant will walk the Premises for the purpose of reviewing the condition of the Premises (and the condition of completion and workmanship of any tenant improvements which Landlord is required to construct in the Premises pursuant to this Lease); after such review, Tenant shall execute a Suite Acceptance Letter, in the form of Exhibit E attached hereto, accepting the Premises. Except as is expressly set forth in this
Section 2.02 or the Work Letter Agreement attached hereto, if any, or as may be expressly set forth in Suite Acceptance Letter, Tenant agrees to accept the Premises in its "as is" said physical condition without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements (or to provide any allowance for same). See Insert 2.02.

                       ARTICLE III - TERM
                       ------------------

      3.01 Except as otherwise provided in this Lease, the Lease Term shall be for the period described in Section 1.04 of this Lease, commencing on the Commencement Date described in Section
1.05 of this Lease and ending on the Expiration Date described in
Section 1.06 of this Lease; provided, however, that, if, for any reason, Landlord is unable to deliver possession of the Premises on the date described in Section 1.05 of this Lease, Landlord shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but, rather, the Lease Term shall commence upon, and the Commencement Date shall be the date that possession of the Premises is so tendered to Tenant (except for Tenant-caused delays which shall not be deemed to delay commencement of the Lease Term), and, unless Landlord elects otherwise, the Expiration Dated described in Section 1.06 of this Lease shall be extended by an equal number of days. See Insert 3.01

                       ARTICLE IV - RENTAL
                       -------------------

     4.01 Definitions.  As used herein,

          (A)  "Base Year" shall mean calendar year 1998.

          (B) "Property Taxes" shall mean the aggregate amount of all real estate taxes, assessments (whether they be general or special), sewer rents and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which Landlord shall pay or become obligated to pay in connection with the Project, the Building, or any part thereof. Property Taxes shall also include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reassessment, reduction of, or a limit on the increase in, any Property Taxes, regardless of whether any reduction or limitation is obtained. Property Taxes for any calendar year shall be Property Taxes which are due for payment or paid in such year, rather than Property Taxes which are assessed or become a lien during such year. Property Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord at the Project (provided however that such personal property taxes shall not exceed nine hundred fifty dollars ($950.00) in the Base Year or in any subsequent calendar year).

          (C) "Operating Expenses" shall mean all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord in the operation, maintenance, insurance, management, replacement and repair of the Project (excluding Property Taxes) net of all "after Business Hours" revenue generated by Landlord including without limitation:

                (i)   Premiums for property, casualty, liability,
rent  interruption  or  other  types  of  insurance  carried   by
Landlord.

INSERT 2.01

It is hereby acknowledged that Tenant currently occupies a portion of the Premises (the "Old Premises") as shown on Exhibit A-3 attached hereto and will continue to occupy such Old Premises prior to the Commencement Date. Tenant's lease and possession of the Old Premises is pursuant to subleases that were approved by Landlord, which approval included Landlord's approval of Tenant's use of the Old Premises as well as all alterations, additions and improvements in or to the Old Premises.

INSERT 2.02

Notwithstanding the foregoing, but subject to the following sentence, Landlord shall be responsible for any costs in connection  with causing the Premises and the Project  to  be  in compliance with the Americans with Disabilities Act (41 U.S.C. 12101 et. seq.) as well as the regulations and accessibility guidelines promulgated thereunder and any similar applicable state and local (county, city) laws and/or regulations, as each of the foregoing are supplemented or amended (collectively, "ADA") and any similar applicable state and local (county, city) laws and/or regulations, as of the date of this Lease. Tenant shall be responsible for all costs necessary to cause the Premises and the Project to comply with ADA, but only to the extent such compliance is solely and directly triggered by (i) Tenant's particular use of the Premises, or (ii) any alterations, improvements or additions, (other than the Work [as defined in the Work Letter] unless caused by Tenant's Pre-Occupancy Work) made by or on behalf of Tenant. Landlord agrees to notify Tenant as soon as reasonably practicable following Landlord's becoming aware of the activity of Tenant triggering an ADA obligation of the estimated cost to be borne by Tenant pursuant to the immediately preceding sentence ("Landlords ADA Notice"). If
(A)(i) such estimated cost exceeds $200,000, (ii) Tenant's particular use or the proposed alterations, improvements or additions which trigger the ADA obligations are totally reasonable and absolutely necessary to the conduct of Tenant's operations from the Premises [and are not intended as a subterfuge to allow Tenant to terminate this Lease] (such use or alteration to be hereinafter referred to as a "Necessary Use or Alteration"), and (iii) Landlord is unwilling to bear that portion of the cost of such ADA obligations which exceeds $200,000 or (B) (i) Landlord's ADA Notice occurs less than twenty
(20) months prior to the Expiration Date and such estimated costs exceeds $200,000, (ii) Tenant's particular use or proposed alteration, improvements or additions constitutes a Necessary Use or Alteration, and (iii) Landlord is unwilling to bear the entire cost of such ADA obligation, Tenant shall have the right to terminate this Lease by notifying Landlord of such election within ten (10) days following Tenant's receipt of Landlord's ADA Notice, without the payment of any termination penalty or fee. In the event of any such termination by Tenant, from and after the effective date of such termination, neither party shall have any further rights, obligations or liabilities under this Lease, except to the extent they expressly survive the termination or expiration of this Lease.

INSERT 3.01

In the event Landlord does not deliver the Premises (pursuant to the Work Letter attached hereto as Exhibit B) on or before February 20, 1998 (which date shall be extended for any delays in the substantial completion of the Work which is caused by any Tenant Delay), Landlord shall permit Tenant to continue to occupy and use the Old Premises and the Additional Space (as defined in Section 31 below) in their entirety at no charge whatsoever until the Commencement Date. Notwithstanding the above, in the event that such delay in the Commencement Date can reasonable be shown to be due to Force Majeure (ad defined in Section 27.04 below), Tenant shall pay to Landlord the amount of $1,500.00 per day for each day that Landlord can reasonably prove that such delay is due to Force Majeure.

                (ii) Salaries, wages and other amounts paid or payable for personnel including the Project manager, superintendent, operation and maintenance staff, and other employees of Landlord involved in the maintenance and operation of the Project, including contributions and premiums towards fringe benefits, unemployment, disability and worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or property managers engaged in the operation, repair, care, maintenance and cleaning of any portion of the Project.

                (iii)      Cleaning  expenses, including  without
limitation janitorial services, window cleaning, and garbage and refuse removable.

                (iv) Landscaping expenses, including without limitation irrigating, trimming, mowing, fertilizing, seeding, and replacing plants.

                (v)   Heating, ventilating, air conditioning  and
steam/utilities  expenses,  including  fuel,  gas,   electricity,
water, sewer, telephone, and other services.

                (vi) Subject to the provisions of Section 4.01(C)(xii) below, the cost of maintaining, operating, repairing and replacing components of equipment or machinery, including without limitation heating, refrigeration, ventilation, electrical, plumbing, mechanical, elevator, sprinklers, fire/life safety, security and energy management systems, including service contracts, maintenance contracts, supplies and parts.

                (vii)     Other items of repair or maintenance of
elements of the Project.

                (viii)     The  costs of policing,  security  and
supervision of the Project.

                (ix) Fair market rental and other costs with respect to the management office for the Project.

                (x) The cost of the rental of any machinery or equipment and the cost of supplies used in the maintenance and operation of the Project.

                (xi) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenants of the Project.

                (xii) Capital expenditures (a) made primarily to reduce Operating Expenses only to the amount of the reasonably anticipated savings, or to comply with any laws or other governmental requirements, or (b) for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the property required to keep such areas in good condition; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (i) their useful lives, or (iii) five (5) years.

                (xiii)    Legal fees and expenses.

                (xiv)      Payments under any easement, operating
agreement,   declaration,  restrictive  covenant,  or  instrument
pertaining to the sharing of costs in any planned development.

                (xv) A fee for the administration and management of the Project as reasonably determined by Landlord from time to time.

                (xvi)       Tenant's   Percentage  of   Operating
Expenses  shall  be  Tenant's  Building  Percentage  of  Building
Operating  Expenses plus Tenant's Project Percentage  of  Project
Operating Expenses.

                (xvii)   Building Operating Expenses shall be all
Operating Expenses directly and separately identifiable to the operation and maintenance of the Building.

                (xviii) Project Operating Expenses shall be all Operating Expenses incurred in the operation and maintenance of the Project which are not (a) Building Operating Expenses or (b) Operating Expenses directly and separately identifiable to the operation and maintenance of the other office building in the Project.

     Operating Expenses shall not include costs of alteration of the premises of tenants of the Project, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, expenses incurred in enforcing obligations of tenants of the Project, salaries and other compensation of executive officers of the managing agent of the Project senior to the Project manager, costs of any special service provided to any one tenant of the Project but not to tenants of the Project generally, and costs of marketing or advertising the Project.

     (D) If the Project does not have one hundred percent (100%) occupancy during an entire calendar year, including the Base Year, then the variable cost component of "Property Taxes" and "Operating Expenses" shall be equitably adjusted so that the total amount of Property Taxes and Operating Expenses equals the total amount which would have been paid or incurred by Landlord had the Project been one hundred percent (100%) occupied for the entire calendar year. In no event shall Landlord be entitled to receive from Tenant and any other tenants in the Project an aggregate amount in excess of actual Operating Expenses as a result of the foregoing provision. In no event shall the Tax and Operating Expense Adjustment (as defined in Section 4.02(B) below) exceed amounts set forth in Section 4.02(B).

     4.02 Base Rent.

          (A)   See Rider.

          (B) During each calendar year subsequent to the Base Year, the Base Rent payable by Tenant to Landlord, as adjusted pursuant to (A) above, shall be increased by (collectively, the "Tax and Operating Expense Adjustment"): (i) Tenant's Percentage Share to the total dollar increase, if any, in Property Taxes for such year over Property Taxes for the Base Year; and (ii) Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord during such year over Operating Expenses paid or incurred by Landlord during the Base Year. A decrease in Property Taxes or Operating
Expenses below the Base Year amounts shall not decrease the amount of the Base Rent due hereunder or give rise to a credit in favor of Tenant. See Insert 4.02(B).

     4.03 Adjustment Procedure; Estimates.  The Tax and Operating
Expense   Adjustment  specified  in  Section  4.02(B)  shall   be
determined and paid as follows:

          (A) During each calendar year subsequent to the Base Year, Landlord shall give Tenant written notice of its estimate of any increases amounts payable under Section 4.02(B) for that calendar year. On or before the first day of each calendar month during the calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts; provided, however, that, not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

          (B) Within one hundred twenty (120) days after the close of each calendar year or as soon thereafter as is practicable, Landlord shall deliver to Tenant a reasonably detailed statement of that year's Property Taxes and Operating Expenses, and the actual Tax and Operating Expense Adjustment to be made pursuant to Section 4.02(B) for such calendar year, as determined by Landlord (the "Landlord's Statement") and such Landlord's Statement shall be binding upon Tenant, except as provided in Section 4.04 below. If the amount of the actual Tax and Operating Expense Adjustment is more than the estimated payments for such calendar year made by Tenant, Tenant shall pay the deficiency to Landlord upon receipt of Landlord's Statement. If the amount of actual Tax and Operating Expense Adjustment is less than the estimated payments for such calendar year made by Tenant, any excess shall be credited against Rent (as hereinafter defined) next payable by Tenant under this Lease or, if the Lease Term has expired, any excess shall be paid to Tenant. No delay in providing the statement described in this subparagraph (B) shall act as a waiver of Landlord's right to payment under
Section 4.02(B) above.

          (C) If this Lease shall terminate on a day other than the end of a calendar year, the amount of the Tax and Operating Expense Adjustment to be paid pursuant to Section 4.02(B) that is applicable to the calendar year in which such termination occurs shall be prorated on the basis of the number of days from January 1 of the calendar year to the termination date bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 4.03(B) to be performed after such termination.

     4.04 Review of Landlord's Statement. Provided that Tenant is not then in material default beyond any applicable cure period of its obligations to pay Base Rent, additional rent described in
Section 4.02(B), or any other payments required to be made by it under this Lease and provided further that Tenant strictly complies with the provisions of this Section 4.04, Tenant shall have the right, once each calendar year, to reasonably review supporting data for any portion of a Landlord's Statement (provided, however, Tenant may not have an audit right to all documentation relating to Project operations as this would far exceed the relevant information necessary to properly document a pass-through billing statement, but real estate tax statements, and information on utilities, repairs, maintenance and insurance will be available), in accordance with the following procedure:

          (A) Tenant shall, within thirty (30) business days after any such Landlord's Statement is delivered, deliver a written notice to Landlord specifying the portions of the Landlord's Statement that are claimed to be incorrect, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Landlord's Statement. Except as expressly set forth in subsection (C) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all payments of Base Rent and all payments of Tenant's Tax and Operating Expense Adjustment) pending the completion of and regardless of the results of any review of records under this Section 4.04. The right of Tenant under this Section 4.04 may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Section 4.04 for a particular Landlord's Statement shall be deemed waived.

          (B) Tenant acknowledges that Landlord maintains its records for the Project at Landlord's manager's corporate offices presently located at the address set forth in Section 1.12 and Tenant agrees that any review of records under this Section 4.04 shall be at the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing. Tenant acknowledges and agrees that any records reviewed under this Section 4.04 constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. The disclosure of such information to any other person by the Tenant, shall constitute a material breach of this Lease.

          (C) Any errors disclosed by the review shall be promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an independent firm of certified public accountants of national standing. In the event of a disagreement

INSERT 4.02(B)

     Notwithstanding the foregoing, the amount of Property Taxes and Operating Expenses payable by Tenant under Section 4 of the Lease, due to Tenant's percentage share of increases in Property Taxes and Operating Expenses, shall not be increased by more than six percent (6%) cumulative per Tax and Operating Expense Adjustment period on a compound basis.

     For example and not by way of limitation, if for any adjustment period, the increase in Property Taxes and Operating Expenses is nine percent (9%) greater than Tenant's share of Property Taxes and Operating Expenses for the immediately preceding adjustment period, Tenant shall only be responsible for its percentage share of Property Taxes and Operating Expenses up to six percent (6%) greater than the previous adjustment period; provided that Tenant shall be responsible for the three percent (3%) difference in subsequent adjustment periods to the extent Tenant does not pay Property Taxes and Operating Expenses for a particular adjustment period which is more than six percent (6%) greater than that paid by Tenant for the immediately preceding adjustment period but only to the extent that such increase in subsequent adjustment period does not exceed six percent (6%).

between the two accounting firms, the review that discloses the least amount of deviation from the Landlord's Statement shall be deemed to be correct. In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Tax and Operating Expense Adjustment. In the event that such results show that Tenant has underpaid its obligations for a preceding period, Tenant shall be liable for Landlord's actual accounting fees, and the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Tax and Operating Expense Adjustment. Should the review reveal that Tenant overpaid its obligations by more than five percent (5%), then Landlord will be responsible for paying Tenant's out-of-pocket accounting fees incurred in connection with Tenant's review of Landlord's records.

     4.05 Payment. Concurrently with the execution hereof, Tenant shall pay Landlord Base Rent for the first calendar month of the Lease Term. Thereafter the Base Rent described in Section 1.07, as adjusted in accordance with Section 4.02, shall be payable in advance on the first day of each calendar month. If the Commencement Date is other than the first day of a calendar month, the prepaid Base Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in the calendar month. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United
States at Landlord's office in the Project or to such other person or at such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

     4.06 Late Charge; Interest.  See Insert 4.06

     4.07 Additional Rent. For purposes of this Lease, all amounts payable by Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rental hereunder. Such additional rental, together with the Base Rent and Rent Adjustments, shall sometimes be referred to in the Lease as "Rent".

     4.08 Additional Taxes. Notwithstanding anything in Section 4.01(B) to the contrary, Tenant shall reimburse Landlord upon demand for any and all taxes payable by or imposed upon Landlord upon or with respect to: any fixtures or personal property located in the Premises; any leasehold improvements made in or to the Premises by or for Tenant; the Rent payable hereunder, including, without limitation, any gross receipts tax, license fee or excise tax levied by any governmental authority; the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of any portion of the Premises (including without limitation any applicable possessory interest taxes); or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In no event shall any taxes due under this Section 4.08 include any income, gross receipts, franchise or any tax based on the revenue, gross income or net income of Landlord or Tenant.

                  ARTICLE V - SECURITY DEPOSIT
                  ----------------------------

     5.01 - (lined out)

                  ARTICLE VI - USE OF PREMISES
                  ----------------------------

     6.01 Tenant's Permitted Use. Tenant shall use the Premises only for Tenant's Permitted Use as set forth in Section 1.10 above and shall not use or permit the Premises to be used for any other purpose. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use. Landlord disclaims any warranty that the Premises are suitable for Tenant's use and Tenant acknowledges that it has had a full opportunity to make its own determination in this regard.

INSERT 4.06

     Tenant acknowledges that the late payment of Base Rent or any other amounts payable by Tenant to Landlord hereunder (all of which shall constitute additional rental to the same extent as Base Rent) will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any such payment on or before five (5) days after written notice from Landlord that such payment has not been received, Tenant shall pay to Landlord as additional rent a late charge equal to four percent (4%) of the overdue amount to cover such additional administrative costs (such late charge to be imposed only once with respect to each delinquent sum due and owing by Tenant under this Lease). Notwithstanding the foregoing, no late charge shall be assessed with respect to the first two (2) payments (but not any subsequent payments) of Base Rent or any other amounts payable by Tenant in any successive twelve (12) month period which are not timely paid unless Tenant fails to make such payment within eight
(8) days after written notice from Landlord.

     6.02 Compliance With Laws and Other Requirements.

          (A) After Lease commencement, Tenant shall cause the Premises to comply in all material respects with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction including, without limitation, any certificate of occupancy and any law, ordinance, regulation, covenant, condition or restriction affecting the Building or the Premises which in the future may become applicable to the Premises (collectively "Applicable Laws").

          (B) Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (a) violates any Applicable Law; (b) causes or is reasonable likely to cause
damage   to  the  Building  or  the  Premises;  (c)  violates   a
requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy; (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (f) violates the Rules and Regulations described in Article XIX.

     6.03 Hazardous Materials.

          (A) No Hazardous Materials, as defined herein, shall be Handled, as also defined herein, upon, about, above or beneath the Premises or any portion of the Building by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees. Any such Hazardous Materials so Handled shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, normal quantities of Tenant's Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be Handled at the Premises without Landlord's prior written consent. Tenant's Hazardous Materials shall be Handled at all times in compliance with the manufacturer's instructions therefor and all applicable Environmental Laws, as defined herein.

          (B) Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any Regulatory Authority, as defined herein, or necessary for Landlord to make full economic use of the Premises or any portion of the Project, which requirements or necessity arises from the Handling of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Project. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises or any portion of the Project, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Project to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Project.

          (C)     Tenant   agrees    to    execute    affidavits,
representations, and the like from time to time at Landlord's request stating Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises.

          (D) "Environmental Laws" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any Regulatory Authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

          (E) "Hazardous Materials" means: (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance", "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws; (ii) containing petroleum, crude oil or any fraction thereof; (iii) containing polychlorinated biphenyls (PCB's); (iv) containing asbestos; (v) which is radioactive; (vi) which is infectious; or (b) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined, or become defined by Environmental Laws; or (c) materials which cause a nuisance upon or waste to the Premises or any portion of the Project.

          (F) "Handle," "handle" "Handled," "handled," "Handling," or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

          (G)  "Regulatory Authority"   shall  mean  any federal,
state  or  local   governmental  agency,  commission,   board  or
political subdivision.

                  ARTICLE VII - UTILITIES AND SERVICES
                  ------------------------------------

     7.01 Building Services. As long as Tenant is not in monetary default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth herein:

          (A) Non-attended automatic elevator service (if the Building has such equipment serving the Premises), in common with Landlord and other tenants and occupants and their agents and invitees.

          (B) During Business Hours, such air conditioning, heating and ventilation as, in Landlord's reasonable judgment, are required for the comfortable use and occupancy of the Premises; provided, however, that if Tenant shall require heating, ventilation or air conditioning in excess of that which Landlord shall be required to provide hereunder, Landlord may provide such additional heating, ventilation or air conditioning at such rates as agreed to herein.

          (C) Water for drinking and rest room purposes.

          (D) Reasonable janitorial and cleaning services, provided that the Premises are used exclusively for office purposes  and  are  kept  reasonably  in order by Tenant.  If the
Premises are not used exclusively as offices, Landlord, at Landlord's sole discretion, may require that the Premises be kept clean and in order by Tenant, at Tenant's expense, to the satisfaction of Landlord and by persons approved by Landlord; and, in all events, Tenant shall pay to Landlord the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish attendant to normal office usage.

          (E) At all reasonable times, electric current as required for building standard lighting and fractional horsepower office machines; provided, however, that: (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any computers, word processors, electronic data processing equipment or other type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide hereunder (provided, however, that the foregoing shall not preclude the use of personal computers or similar office equipment); (ii) if Tenant shall require electric current which may disrupt the provision of electrical service to other tenants, Landlord may refuse to grant its consent or may condition its consent upon Tenant's payment of the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, in which latter event Tenant shall pay for the cost of such meter(s) and the cost of installation, maintenance and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; and (iii) if Tenant's increased electrical requirements will materially affect the temperature level in the Premises or the Project, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Project. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Rent will then be equitably and periodically adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to Tenant in the Premises. See Insert 7. 01 (E)

     Any amounts which Tenant is required to pay to Landlord pursuant to this Section 7.01 shall be payable upon demand by Landlord and shall constitute additional rent.

     7.02 Interruption of Services. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in
Section 7.01, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Base Rent and additional rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder shall not be
affected   by   any  such  action  of  Landlord.    The   parties
acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law. See Insert 7.02


                 ARTICLE VIII - MAINTENANCE AND REPAIRS
                 --------------------------------------

     8.01 Landlord's Obligations. Except as provided in Sections 8.02 and 8.03 below, Landlord shall maintain the Project in reasonable order and repair throughout the Lease Term; provided, however, that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article XI, there shall be no abatement of Rent, nor shall there be any liability of Landlord, by reason of any injury or inconvenience to, or interference with, Tenant's business or operations arising from the making of, or failure to make, any maintenance or repairs in or to any portion of the Project. See Insert 8.01

INSERT 7.01E

     It is hereby acknowledged that Landlord has installed a separate meter on the air conditioning unit in Tenant's fifth
(5th) floor computer room.


INSERT 7.02

     Notwithstanding the foregoing, Tenant shall be entitled to a proportionate abatement of Rent (based upon the extent to which Tenant's business operations from the Premises are materially impaired) to the extent any interruption in services shall continue for a period in excess of five (5) consecutive business days after Landlord's receipt of notice from Tenant of such interruption. Any such abatement shall commence immediately after such five (5) consecutive business day period and continue until the services or utilities have been restored.

INSERT 8.01

     Notwithstanding the foregoing, Tenant shall be entitled to a proportional abatement of Rent (based upon the extent to which Tenant's business operations from the Premises are materially impaired) to the extent Landlord (i) has failed to commence to make any repairs required to be made by Landlord within ten (10) days after Landlord's receipt of notice from Tenant of the need for such repair work or (ii) fails to complete such repair work once commenced, with reasonable diligence.

     8.02 Tenant's Obligations. During the Lease Term, Tenant shall, at its sole cost and expense, maintain the Premises in good order and repair (including, without limitation, the carpet, wall-covering, doors, equipment, alterations and improvements, whether installed by Landlord or Tenant). Further, Tenant shall be responsible for, and upon demand by Landlord shall promptly reimburse Landlord for, any damage to any portion of the Project or the Premises caused by (a) Tenant's activities in the Project or the Premises; (b) the performance or existence of any alterations, additions or improvements made by Tenant in or to the Premises; (c) the installation, use, operation or movement of Tenant's property in or about the Project or the Premises; or
(d) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

     8.03 Landlord's Rights. Landlord and its contractors shall have the right, at all reasonable times and upon prior oral or telephonic notice to Tenant at the Premises, other than in the case of any emergency in which case no notice shall be required, to enter upon the Premises to make any repairs to the Premises or the Project reasonably required or deemed reasonably necessary by Landlord and to erect such equipment, including scaffolding, as is reasonably necessary to effect such repairs.

      ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS
      ----------------------------------------------------
                    AFTER LEASE COMMENCEMENT
                    ------------------------

    9.01 Landlord's Consent; Conditions. Tenant shall not make or permit to be made any alterations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which consent, with respect to non-structural alterations, shall not be unreasonably withheld. Landlord may impose as a condition to making any Alterations such requirements as Landlord in its sole discretion deems necessary or desirable including without limitation: Tenant's submission to Landlord, for Landlord's prior written approval, of all plans and specifications relating to the Alterations; Landlord's prior written approval of the time or times when the Alterations are to be performed; Landlord's prior written approval of the contractors and subcontractors performing work in connection with the Alterations; Tenant's receipt of all necessary permits and approvals from all governmental authorities having jurisdiction over the Premises prior to the construction of the Alterations; Tenant's delivery to Landlord of such bonds and insurance as Landlord shall reasonably require (provided that no bonds shall be required in connection with Alterations which cost less than $500,000 unless Landlord's contractor performs the Alterations in which case no bonds shall be required); and Tenant's payment to Landlord of all reasonable costs and expenses incurred by
Landlord  because  of  Tenant's Alterations,  including  but  not limited to costs incurred in reviewing the plans and specifications for, and the progress of, the Alterations. Tenant is required to provide Landlord written notice of whether the Alterations include the Handling of any Hazardous Materials and whether these materials are of a customary and typical nature for industry practices. Upon completion of the Alterations, Tenant shall provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations. See Insert 9.01

     9.02 Performance of Alterations Work. All work relating to the Alterations shall be performed in compliance with the plans and specifications approved by Landlord, all applicable laws, ordinances, rules regulations and directives of all governmental authorities having jurisdiction (including without limitation Title 24 of the California Administrative Code) and the requirements of all carriers of insurance on the Premises and the Project, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Project. All reasonable costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand. No asbestos-containing materials shall be used or incorporated in the Alterations. No lead-containing surfacing material, solder, or other construction materials or fixtures where the presence of lead might create a condition of exposure not in compliance with Environmental Laws shall be incorporated in the Alterations.

     9.03 Liens. Tenant shall pay when due all costs for work performed and materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Project free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Project of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. Further, Tenant shall give Landlord not less than seven (7) business days prior written notice before commencing any Alterations in or about the Premises to permit Landlord to post appropriate notices of non-responsibility. Subject to the limitations set forth in Section 9.01 above, Tenant shall also secure (upon Landlord's request), prior to commencing any Alterations, at Tenant's sole expense, a completion and lien indemnity bond satisfactory to Landlord for such work. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within ten
(10) days after Landlord notifies Tenant in writing that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in
Section 4.06 hereof for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

     9.04 Lease Termination. Except as provided in this Section 9.04, upon expiration or earlier termination of this Lease Tenant shall surrender the Premises to Landlord in the same condition as existed on the date Tenant first occupied the Premises subject to reasonable wear and tear. All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, at the time Landlord consents to such Alterations require Tenant to

INSERT 9.01

     Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent but upon at least ten (10) days prior written notice to Landlord, to make strictly cosmetic, non-structural Alterations to the Premises that (i) cost less than $25,000.00 per separate Alteration, and (ii) do not (a) affect the foundation, structure or roof of the Building or the exterior appearance of the Building, (b) adversely affect the mechanical, electrical, life safety, plumbing, sprinkler systems, or HVAC systems in the Building, or (c) violate any Applicable Laws.

remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Project caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand. Notwithstanding the foregoing to the contrary, in the event that Landlord gives its consent, pursuant to the provisions of Section 9.01 of this Lease, to allow Tenant to make an Alteration in the Premises, Landlord agrees, upon Tenant's written request, to notify Tenant in writing at the time of the giving of such consent whether Landlord will require Tenant, at Tenant's cost, to remove such Alteration at the end of the Lease Term.

            ARTICLE X - INDEMNIFICATION AND INSURANCE
            -----------------------------------------

     10.01  Indemnification.

          (A) Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any Mortgagee, as defined herein, and each of their respective partners, directors, officers, agents and employees, successors and assigns, (except to the extent of the losses described below are caused by the gross negligence of Landlord, its agents and employees), from and against:

                (i)  any and all loss, cost, damage, liability or
expense as incurred (including but not limited to reasonable attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any portion of the Project by Tenant or the acts or omissions of Tenant or its agents, employees, contractors, clients, invitees or subtenants except that caused by the negligence or willful acts or omissions of Landlord or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Landlord's employees or agents or damage to the Premises or any portion of the Project.

                (ii) any  and  all  environmental  damages  which
arise from: (i) the Handling of any Tenant's Hazardous Materials, as defined in Section 6.03 or (ii) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean (a) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Project, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Project, and from any adverse impact of Landlord's marketing of space); (b) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (c) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Project, or otherwise required under this Lease. To the extent that Landlord is held strictly liable by a court or other governmental agency of competent jurisdiction under any Environmental Laws, Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee. Tenant's obligations and liabilities pursuant to this Section 10.01 shall survive the expiration or earlier termination of this Lease.

          (B) Landlord agrees to protect, indemnify, hold harmless and defend Tenant and its partners, directors, officers, agents, employees, successors, and assigns from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys' fees, with respect to any claim of damage of injury to persons or property at the Premises, the Project and/or the Building, caused by the gross negligence or willful acts or omissions of Landlord or its authorized agents or employees.

          (C) Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord.

          (D) Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

     10.02     Property Insurance.

          (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, "all-risk" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, explosion, in an amount not less than ninety percent (90%) of the replacement cost covering Tenant's trade fixtures, equipment and other personal property from time to time situated in the Premises.

          (B) Landlord shall, at all times during the Lease Term, procure and maintain "all-risk" property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building in which the Premises are located and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.

     10.03 Liability Insurance.

          (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars ($2,000,000). All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall be endorsed to include Landlord and its agents, beneficiaries, partners, employees, and any deed of trust holder or mortgagee of Landlord or any ground lessor as additional insureds. Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the additional insureds.

          (B) Prior to the sale, storage, use or giving away of alcoholic beverages on or from the Premises by Tenant or another person, Tenant, at its own expense, shall obtain a policy or policies of insurance issued by a responsible insurance company and in a form acceptable to Landlord saving harmless and protecting Landlord and the Premises against any and all damages, claims, liens, judgments, expenses and costs, including actual attorneys' fees, arising under any present or future law, statute, or ordinance of the State of California or other governmental authority having jurisdiction of the Premises, by reason of any storage, sale, use or giving away of alcoholic beverages on or from the Premises. Such policy or policies of insurance shall have a minimum combined single limit of One Million Dollars ($1,000,000) per occurrence and shall apply to bodily injury, fatal or nonfatal; injury to means of support; and injury to property of any person. Such policy or policies of insurance shall name Landlord and its agents, beneficiaries, partners, employees and any mortgagee of Landlord or any ground lessor of Landlord as additional insureds.

          (C) Landlord shall, at all times during the Lease Term, procure and maintain commercial general liability insurance for the Building in which the Premises are located. Such insurance shall have minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence, and a general aggregate limit of at least Two Million Dollars ($2,000,000).

     10.04 Workers' Compensation Insurance. At all times during the Lease Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the State of California, and Employer's Liability insurance with a limit not less than One Million Dollars ($1,000,000) Bodily Injury Each Accident; One Million Dollars ($1,000,000) Bodily Injury By Disease - Each Person; and One Million Dollars ($1,000,000) Bodily Injury to Disease - Policy Limit.

     10.05 Policy Requirements. All insurance required to be maintained by Tenant shall be issued by insurance companies authorized  to  do insurance business in the State of  California and rated not less than A-VIII in Best's Insurance Guide. A certificate of insurance (or, at Landlord's option, copies of the applicable policies) evidencing the insurance required under this
Article  X  shall be delivered to Landlord not less  than  thirty
(30) days prior to the Commencement Date. No such policy shall be subject to cancellation or modification without thirty (30) days prior written notice to Landlord and to any deed of trust holder, mortgagee or ground lessor designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty
(30) days prior to the expiration of the current policy. Tenant shall have the right to provide the insurance required by this
Article X pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and Landlord as required by this Lease.

     10.06 Waiver of Subrogation. Each party hereby waives any right of recovery against the other for injury or loss due to hazards covered by insurance or required to be covered, to the extent of the injury or loss covered thereby. Any policy of insurance to be provided by Tenant or Landlord pursuant to this
Article X shall contain a clause denying the applicable insurer any right of subrogation against the other party.

     10.07 Failure to Insure. If Tenant fails to maintain any insurance which Tenant is required to maintain pursuant to this
Article X, Tenant shall be liable to Landlord for any loss or cost resulting from such failure to maintain. Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent.

                 ARTICLE XI - DAMAGE OR DESTRUCTION
                 ----------------------------------

     11.01   Total  Destruction.  Except  as  provided in Section
11.03 below, this Lease shall automatically terminate if the Building is totally destroyed.

     11.02 Partial Destruction of Premises. If the Premises are damaged by any casualty and, in Landlord's opinion, the Premises (exclusive of any Alterations made to the Premises by Tenant) can be restored to its preexisting condition within two hundred ten
(210) days after the date of the damage or destruction, Landlord shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.03, promptly and with due diligence repair any damage to the Premises (exclusive of any Alterations to the Premises made by Tenant, which shall be promptly repaired by Tenant at its sole expense) and, until such repairs are completed, the Rent shall be abated from the date of damage or destruction in the same proportion that the rentable area of the portion of the Premises which is unusable by Tenant in the conduct of its business bears to the total rentable area of the Premises. If such repairs cannot, in Landlord's opinion, be made within said two hundred ten (210) day period, then either Landlord or Tenant shall have the right, by written notice given to the other within sixty (60) days after the date of the damage or destruction, to terminate this Lease as of the date of the damage or destruction. See Insert 11.02

     11.03 Exceptions to Landlord's Obligations. Notwithstanding anything to the contrary contained in this Article XI, Landlord shall have no obligation to repair the Premises if either: (a) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding twenty percent (20%) of the full insurable value of the Building; or (b) Landlord elects to demolish the Building in which the Premises are located; or (c) the damage or destruction occurs less than one
(1) year prior to the Termination Date, exclusive of option periods. Further, Tenant's Rent shall not be abated if either
(i) the damage or destruction is repaired within five (5) business days after Landlord receives written notice from Tenant of the casualty, or (ii) Tenant, or any officers, partners, employees, agents or invitees of Tenant, or any assignee or subtenant of Tenant, is, in whole or in part, responsible for the damage or destruction.

     11.04 Waiver. The provisions contained in this Lease shall supersede any contrary laws (whether statutory, common law or otherwise) now or hereafter in effect relating to damage, destruction, self-help or termination, including California Civil Code Sections 1932 and 1933.

                     ARTICLE XII - CONDEMNATION
                     --------------------------

     12.01 Taking. If the entire Premises or so much of the Premises as to render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasipublic purpose (collectively "Condemnation"), and if Landlord, at its option, is unable or unwilling to provide substitute premises containing at least as much rentable area as described in Section 1.02 above, then this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

     12.02 Award. In the event of any condemnation, Tenant shall have no claim against Landlord or the award for the value of any unexpired term of this Lease or otherwise. Tenant shall only be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs loss of good will and loss of personal property directly associated with the taking.

     12.03 Temporary Taking. No temporary taking of the Premises shall terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that any award for such temporary taking shall belong to Tenant to the extent that the award applies to any time period during the Lease Term and to Landlord to the extent that the award applies to any time period outside the Lease Term.

                       ARTICLE XIII - RELOCATION
                       -------------------------

     13.01 Relocation - (lined out)

                ARTICLE XIV - ASSIGNMENT AND SUBLETTING
                ---------------------------------------

     14.01 Restriction. Without the prior written consent of Landlord, which shall not be unreasonably withheld, Tenant shall not, either voluntarily or by operation of law, assign, encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees (any such assignment, encumbrance, subletting, occupation or transfer is hereinafter referred to as a "Transfer"). For

INSERT 11.02

Notwithstanding the foregoing, if Landlord commences the restoration of the damage or destruction to the Premises in accordance with this Section 11.02, but Landlord fails to substantially complete said restoration by the two hundred tenth (210th) day after the date of the damage or destruction, Tenant shall have the right to terminate this Lease by providing Landlord at least ten (10) days written notice of such termination, unless Landlord has completed at least seventy percent (70%) of the restoration work as of such two hundred tenth (210th) day (in which event Tenant shall have no further right to terminate this Lease unless the restoration is not substantially complete within an additional forty-five (45)
days).

purposes  of  this Lease, the term "Transfer" shall also  include
(a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e. whose stock is not publicly held and not traded through an exchange or over the counter) or a limited liability company, the dissolution, merger, consolidation, division, liquidation or other reorganization of Tenant, or within a twelve month period:
(i) the sale or other transfer of more than an aggregate of 50% of the voting securities of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets. An assignment, subletting or other action in violation of the foregoing shall be void and, at
Landlord's option, shall constitute a material breach of this Lease. Notwithstanding anything contained in this Article XIV to the contrary, Tenant shall have the right to assign the Lease or sublease the Premises, or any part thereof, to an "Affiliate" without the prior written consent of Landlord, but upon at least twenty (20) days' prior written notice to Landlord, provided that said Affiliate is not in default under any other lease for space in a property that is managed by Heitman Properties Ltd. or any of its affiliates. For purposes of this provision, the term "Affiliate" shall mean any corporation or other entity controlling, controlled by, or under common control with (directly or indirectly) Tenant, including, without limitation, any parent corporation controlling Tenant or any subsidiary that Tenant controls. The term "control," as used herein, shall mean the power to direct or cause the direction of the management and policies of the controlled entity through the ownership of more than  fifty  percent  (50%)  of the  voting  securities  in  such controlled  entity.  Notwithstanding anything contained  in  this
Article XIV to the contrary, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     14.02 Notice to Landlord. If Tenant desires to assign this Lease or any interest herein, or to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenant's request for Landlord's consent:

          (A) A statement containing (i) the name and address of the proposed assignee or subtenant; (ii) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed for the Premises; and (iv) all of the principal terms of the proposed assignment or subletting; and

          (B) Four (4) originals of the assignment or sublease on a form approved by Landlord and four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of
Lease and Consent.

     14.03 Landlord's Recapture Rights. At any time within twenty
(20) business days after Landlord's receipt of all (but not less than all) of the information and documents described in Section
14.02 above, Landlord may, at its option by written notice to Tenant, elect to: terminate the Lease in its entirety or as to the portion of the Premises proposed to be sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises. If
Landlord does not exercise any of the options described in the preceding sentence, then, during the above-described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed subletting. Notwithstanding the foregoing, Landlord shall have no right to terminate this Lease as set forth above in connection with a sublease or subleases, in the aggregate, for less than fifty percent (50%) of the rentable square feet of the Premises.

     14.04 Landlord's Consent, Standards. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld; but, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the business and operations of the proposed assignee or subtenant are not of comparable quality to the business and operations being conducted by other tenants in the Project; (iii) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under this Lease; (iv) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant occupies space in the Project, or is negotiating with Landlord to lease space in the Project, provided that with respect to any prospective subtenant or assignee with whom Landlord has been negotiating with to lease space in the Project (the "Negotiating Party"), Landlord shall have notified Tenant in writing of such Negotiating Party within three (3) business days after receiving Tenant's Notice to Landlord under Section 14.02 above; (v) the proposed assignee or subtenant is disreputable; or (vi) the use of the Premises or the Project by the proposed assignee or subtenant would, in Landlord's reasonable judgment, impact the Project in a negative manner including but not limited to significantly increasing the pedestrian traffic in and out of the Project or requiring any alterations to the Project to comply with applicable laws; (vii) the subject space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes;
(viii) the transferee is a government (or agency or instrumentality thereof) or (ix) Tenant has failed to cure a material default at the time Tenant requests consent to the proposed Transfer.

     14.05  Additional Rent.  See Insert 14.05

INSERT 14.05

     If Landlord consents to any such assignment or subletting, one-half (1/2) of the amount by which all sums or other economic consideration received by Tenant in connection with such assignment or subletting, whether denominated as rental or otherwise, exceeds, in the aggregate, the total sum which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to less than all of the Premises under a sublease) after deducting all out-of-pocket expenses related to such assignment or subletting including expenses incurred by Tenant in connection with any Alterations or any Excess Costs (as defined in the Work Letter), and any Sublease Negative (as defined below), [The term Sublease Negative shall mean the amount by which the rental paid by Tenant to Landlord on a per square foot basis for any portion of the Premises which is subleased to a third party exceeds the rental received by Tenant on a per square foot basis from such subtenant with respect to such subleased space] shall be paid to Landlord promptly after receipt as Additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder.

     14.06 Landlord's Costs. If Tenant shall Transfer this Lease or all or any part of the Premises or shall request the consent of Landlord to any Transfer, Tenant shall pay to Landlord as additional rent Landlord's costs related thereto, including Landlord's reasonable attorneys' fees not to exceed one thousand five hundred dollars ($1,500.00).

     14.07 Continuing Liability of Tenant. Notwithstanding any Transfer, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant.

     14.08 Non-Waiver. The consent by Landlord to any Transfer shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Article XIV, to any further Transfer. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be deemed a waiver of any of Landlord's rights under this Article XIV, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured.


                ARTICLE XV - DEFAULT AND REMEDIES
                ---------------------------------

     15.01 Events of Default By Tenant. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

          (A) The failure by Tenant to pay Base Rent or make any other payment required to be made by Tenant hereunder within seven (7) days after written notice thereof from Landlord is received by Tenant. The seven (7) day notice described herein shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

          (B) The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant for fourteen (14) consecutive days (with or without the payment of Rent)

          (C) The failure by Tenant to observe or perform any material provision of this Lease to be observed or performed by Tenant, other than those described in Sections 15.01(A) and 15.01(B) above, if such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the twenty (20) day period, no default shall exist if Tenant commences the curing of the default within the (20) day period and thereafter diligently prosecutes the same to completion. The twenty (20) day notice described herein shall be in lieu of, and not in addition to, any notice required under
Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

          (D) The making by Tenant or its Guarantor of any general assignment for the benefit of creditors, the filing by or against Tenant or its Guarantor of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant or its Guarantor the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

          (E) Any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering into this Lease or in connection with any Transfer under Section 14.01.

     15.02 Landlord's Right To Terminate Upon Tenant Default. In the event of any default by Tenant as provided in Section
15.01 above, Landlord shall have the right to terminate this Lease and recover possession of the Premises by giving written notice to Tenant of Landlord's election to terminate this Lease, in which event Landlord shall be entitled to receive from Tenant:

          (A) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

          (B) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (C) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be reasonably likely to result therefrom; and

   As used in subparagraphs (A) and (B) above, "worth at the time of award" shall be computed by allowing interest on such amounts at the then highest lawful rate of interest, but in no event to exceed one percent (1 %) per annum plus the rate established by the Federal Reserve Bank of San Francisco on advances made to member banks under Sections 13 and 13a of the Federal Reserve Act ("discount rate") prevailing at the time of the award. As used in paragraph (C) above, "worth at the time of award" shall be computed by discounting such amount by (i) the discount rate of the Federal Reserve Bank of San Francisco prevailing at the time of award plus (ii) one percent (1%).

     15.03 Mitigation of Damages. If Landlord terminates this Lease or Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate Landlord's damages except to the extent required by applicable law. If Landlord is required to mitigate damages as provided herein: (i) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Project, (ii) Landlord will not be deemed to have failed to mitigate if Landlord or its affiliates lease any other portions of the Project or other projects owned by Landlord or its affiliates in the same geographic area, before reletting all or any portion of the Premises, and (iii) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period.

     15.04 Landlord's Right To Continue Lease Upon Tenant Default. In the event of a default of this Lease and abandonment of the Premises by Tenant, if Landlord does not elect to terminate this Lease as provided in Section 15.02 above, Landlord may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease. Without limiting the foregoing, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's default and abandonment and recover Rent as it becomes due, if Tenant has the right to Transfer, subject only to reasonable limitations). In the event Landlord re-lets the Premises, to the fullest extent permitted by law, the proceeds of any reletting shall be applied first to pay to Landlord all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, including expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant, and if Landlord shall maintain and operate the Premises, the costs thereof) and receivers' fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and
Landlord's interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Tenant to Landlord other than Rent due and unpaid hereunder; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue.

     15.05 Right of Landlord to Perform. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to, make any payment or perform any such other act on Tenant's part to be made or performed, without waiving or releasing Tenant of its obligations under this Lease. Any sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date of such payment, shall be payable to Landlord as additional rent on demand and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

     15.06  Default Under Other Leases - (lined out)

     15.07 Non-Waiver. Nothing in this Article shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease or Tenant's right to possession of the Premises for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in the Lease provided. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

     15.08 Cumulative Remedies. The specific remedies to which Landlord may resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of the Lease. In addition to the other remedies provided in the Lease, Landlord may be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of the Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

     15.09 Default by Landlord. Landlord's failure to perform or observe any of its material obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) days (or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure) after Landlord receives written notice from Tenant specifying the default. The notice shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under the law and this Lease, except, as otherwise set forth hererin. In recognition that Landlord must receive timely payments of Rent and operate the Project, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent. See Insert 15 .09

           ARTICLE XVI - ATTORNEYS FEES: COSTS OF SUIT
           -------------------------------------------

     16.01 Attorneys Fees. If either Landlord or Tenant shall commence any action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its reasonable attorneys fees and costs; provided that the hourly billing rates paid by Landlord to its attorneys shall be deemed to be reasonable so long as they are comparable to the rates charged by Latham & Watkins or another firm of similar quality and size.

     16.02 Indemnification. Should Landlord be made a party to any litigation instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation, unless such litigation arises from any claim, damage or injury to persons or property caused by the negligent acts and/or omissions of Landlord or its agents or employees.

           ARTICLE XVII - SUBORDINATION AND ATTORNMENT
           -------------------------------------------

     17.01 Subordination. This Lease, and the rights of Tenant hereunder, are and shall be subject and subordinate to the interests of (i) all present and future ground leases and master leases of all or any part of the Project; (ii) present and future mortgages and deeds of trust encumbering all or any part of the Project; (iii) all past and future advances made under any such mortgages or deeds of trust; and (iv) all renewals, modifications, replacements and extensions of any such ground leases, master leases, mortgages and deeds of trust; provided, however, that any lessor under any such ground lease or master lease or any mortgagee or beneficiary under any such mortgage or deed of trust (any such lessor, mortgagee or beneficiary is hereinafter referred to as a "Mortgagee") shall have the right to elect, by written notice given to Tenant, to have this Lease made superior in whole or in part to any such ground lease, master lease, mortgage or deed of trust (or subject and subordinate to such ground lease, master lease, mortgage or deed of trust but superior to any junior mortgage or junior deed of trust). Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such Mortgagee to effect the purposes of this
Section 17.01. Any obligations of any Successor Landlord under its respective lease shall be non-recourse as to any assets of such Successor Landlord other than its interest in the Project. See Insert 17.01

     17.02 Attornment. If the interests of Landlord under the Lease shall be transferred to any superior Mortgagee or other purchaser or person taking title to the Project by reason of the termination of any superior lease

INSERT 15.09

     Notwithstanding anything contained in this Lease to the contrary, if Landlord has failed to make any repair required to be made by Landlord ("Required Repair") within two (2) days following Landlord's receipt of notice from Tenant of the need of such repair, then Landlord shall have up to two (2) additional days following Landlord's receipt of a second written notice from Tenant stating that such Required Repair remains uncured to deliver written notice to Tenant of Landlord's good faith dispute that it is obligated under this Lease to make the Required Repair ("Landlord's Objection Notice"). Upon delivery of any such Landlord's Objection Notice, Tenant shall have the right, but not the obligation, to make such Required Repair, but shall not be entitled to seek reimbursement from Landlord or to deduct or offset from Rent the cost of any expenditures incurred by Tenant to perform a Required Repair unless and until such time as the dispute is resolved in favor of Tenant. Upon delivery of any such Landlord's Objection Notice, Landlord or Tenant shall be entitled to require such dispute to be settled by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association.

     (i) If Landlord does not timely deliver to Tenant a Landlord's Objection Notice and Landlord fails to commence or complete any such Required Repair within the time period set forth above, Tenant shall be entitled to cause the Required Repair to be performed and Landlord shall reimburse Tenant for the reasonable cost thereof, within ten (10) days following presentation to Landlord of paid invoices for all such Required Repairs.

     (ii) If (a) Landlord does not timely deliver to Tenant a Landlord's Objection Notice, (b) Tenant has thereafter performed such Required Repair, and (c) Landlord has failed to reimburse Tenant in accordance with Section 8.2(i) above, Tenant shall be entitled to deduct and offset from Rent all reasonably necessary expenses and sums incurred by Tenant in completing such Required Repair.

     (iii) Notwithstanding the fact that Landlord may have timely delivered to Tenant a Landlord's Objection Notice, if the dispute is resolved by arbitration in favor of Tenant, but Landlord does not pay such award to Tenant within ten (10) days of such final resolution, Tenant shall have the right to deduct and offset Rent up to the amount of the final arbitration award resolved in favor of Tenant.

INSERT 17.01

     Notwithstanding anything to the contrary contained herein, Tenant's agreement to subordinate this Lease to any future mortgages or deeds of trust and Tenant's agreement to attorn to and recognize as Tenant's Landlord under this Lease, the holder of any future mortgage or deed of trust is conditioned upon the delivery to Tenant of a Subordination, Non-Disturbance and Attornment Agreement executed by the Mortgagee in favor of Tenant, on such Mortgagee's customary form of Subordination, Non-Disturbance and Attornment Agreement.

or the foreclosure of any superior mortgage or deed of trust, Tenant shall be bound to such Successor Landlord under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Successor Landlord were the landlord under the Lease, and Tenant shall attorn to and recognize as Tenant's landlord under this Lease such Successor Landlord, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon Successor Landlord's succeeding to the interest of Landlord under the Lease. Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this Section 17.02.

     17.03 Mortgagee Protection. Tenant agrees to give any Mortgagee, by registered or certified mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

                 ARTICLE XVIII - QUIET ENJOYMENT
                 -------------------------------

     18.01 Provided that Tenant performs all of its obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term free of claims by or through Landlord, subject to all of the terms and conditions contained in this Lease.

               ARTICLE XIX - RULES AND REGULATIONS
               -----------------------------------

     19.01 The Rules and Regulations attached hereto as Exhibit C are hereby incorporated by reference herein and made a part hereof. Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises and/or the Project. Landlord shall not be liable to Tenant for any violation of such rules and regulations by any other tenant or occupant of the Project.

                ARTICLE XX - ESTOPPEL CERTIFICATES
                ----------------------------------

     20.01 Tenant agrees at anytime and from time to time upon not less than twenty (20) days' prior written notice from
Landlord to execute, acknowledge and deliver to Landlord a statement in writing addressed and certifying to Landlord, to any current or prospective Mortgagee or any assignee thereof, to any prospective purchaser of the land, improvements or both comprising the Project, and to any other party designated by Landlord, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that Tenant is in full occupancy of the Premises; that no rent has been paid more than thirty (30) days in advance; that the first month's Base Rent has been paid; that Tenant is entitled to no free rent or other concessions except as stated in this Lease; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease; the dates to which Base Rent, additional rental and other charges have been paid; that Tenant, as of the date of such certificate, has no charge, lien or claim of setoff under this Lease or otherwise against Base Rent, additional rental or other charges due or to become due under this Lease; that Landlord is not in default in performance of any covenant, agreement or condition contained in this Lease; or any other matter relating to this Lease or the Premises or, if so, specifying each such default. If there a Guaranty under this Lease, said Guarantor shall confirm the validity of the Guaranty by joining in the execution of the Estoppel Certificate or other documents so requested by Landlord or Mortgagee. In addition, in the event that such certificate is being given to any Mortgagee, such statement may contain any other provisions customarily required by such Mortgagee including, without limitation, an agreement on the part of Tenant to furnish to such Mortgagee, written notice of any Landlord default and a reasonable opportunity for such Mortgagee to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section may be relied upon by Landlord or any Mortgagee, or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state.

No response by Tenant within twenty (20) days after receipt of said Estoppel Certificate shall be deemed an acceptance by Tenant of the terms contained therein.

                 ARTICLE XXI - ENTRY BY LANDLORD
                 -------------------------------

    21.01 Landlord may enter the Premises at all reasonable times to: inspect the same; exhibit the same to prospective purchasers, Mortgagees or tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Project; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises. Such entry by Landlord shall not act as a termination of Tenant's duties under this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall be payable by Tenant to Landlord as additional rent. Notwithstanding the foregoing, Landlord may enter the Premises only upon advance notice to Tenant except in the case of an emergency.

                          ARTICLE XXII
                          ------------
     LANDLORD'S LEASE UNDERTAKINGS-EXCULPATION FROM PERSONAL
     -------------------------------------------------------
            LIABILITY; TRANSFER OF LANDLORD'S INTEREST
            ------------------------------------------

     22.01 Landlord's Lease Undertakings. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Project (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the Project of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and any net sales proceeds received by Landlord from the sale of the Project and not to any other assets of Landlord or its constituent partners; and (b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its constituent partners, Heitman Capital Management Corporation or Heitman Properties Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     22.02 Transfer of Landlord's Interest. In the event of any transfer of Landlord's interest in the Project, Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this Section 22, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to all the provisions of this Section 22, be binding on Landlord, its successors and assigns, only during their respective periods of ownership.

                 ARTICLE XXIII - HOLDOVER TENANCY
                 --------------------------------

     23.01 If Tenant holds possession of the Premises after the expiration or termination of the Lease Term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. During such holdover period, Tenant shall pay to Landlord a monthly rental equivalent to one hundred fifty percent (150%) of the Rent payable by Tenant to Landlord with respect to the last month of the Lease Term. The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession. Without limiting the foregoing, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

                     ARTICLE XXIV - NOTICES
                     ----------------------

     24.01 All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed to Landlord at the address for Landlord set forth in Section 1.12 above and to Tenant at the address for Tenant set forth in
Section 1.13 above, or, from and after the Commencement Date, to Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been served at the time the same was posted.

                      ARTICLE XXV - BROKERS
                      ---------------------

     25.01 The parties recognize as the broker(s) who procured this Lease the firm(s) specified in Section 1.14 and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made a part of this Lease. If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.

        ARTICLE XXVI - COMMUNICATIONS AND COMPUTER LINES
        ------------------------------------------------

     26.01 Tenant may, in a manner consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Building in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, which consent may be conditioned as required by Landlord which shall not be unreasonably withheld, (b) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (c) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions.

     Landlord may (but shall not have the obligation to): (i) install new Lines at the Property, and (ii) create additional space for Lines at the Property, and adopt reasonable and uniform rules and regulations with respect to the Lines.

     Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                     ARTICLE XXVII - MISCELLANEOUS
                     -----------------------------

     27.01  Entire Agreement.  This Lease  contains  all  of  the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

     27.02 Amendments. This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by Landlord.

     27.03 Successors. Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

     27.04 Force Majeure. Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to, strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences. See Insert 27.04

     27.05 Survival of Obligations. Any obligations of Tenant accruing prior to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

     27.06 Light and Air. No diminution or shutting off of any light, air or view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

     27.07  Governing  Law. This Lease shall be governed by,  and
construed  in  accordance  with,  the  laws  of  the   State   of
California.

     27.08 Severability. In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

      27.09 Captions. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

     27.10 Interpretation. Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease.
Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

     27.11  Independent  Covenants.   Each  covenant,  agreement,
obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

     27.12 Number and Gender. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

     27.13 Time is of the Essence. Time is of the essence of this Lease and the performance of all obligations hereunder.

     27.14 Joint and Several Liability. If Tenant comprises more than one person or entity, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant's obligations hereunder.

     27.15     Exhibits.   Exhibits A (Outline  of  Premises),  B
(Work Letter Agreement), C (Rules and Regulations), D (Guaranty) and E (Suite Acceptance Letter) are incorporated into this Lease by reference and made a part hereof.

     27.16 Offer to Lease. The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to Lease the Premises upon the terms and conditions set forth herein (which offer to Lease shall be irrevocable for fifteen (15) business days following the date of delivery).

     27.17 No Counterclaim; Choice of Laws. Tenant hereby submits to local jurisdiction in the State of California and agrees that any action by Tenant against Landlord shall be instituted in the State of California and that Landlord shall have personal jurisdiction over Tenant for any action brought by Landlord against Tenant in the State of California.

     27.18 Electrical Service to the Premises. Anything set forth in Section 7.01 or elsewhere in this Lease to the contrary notwithstanding, electricity to the Premises shall not be furnished by Landlord, but shall be furnished by the approved electric utility company serving the Project. Landlord shall permit Tenant to receive such service directly from such utility company at Tenant's cost (except as otherwise provided herein) and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes.

     27.19 Rights Reserved by Landlord. Landlord reserves the following rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i) to change the name or street address of the Project; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Project; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from

INSERT 27.04

In addition, for purposes of Section 3.01 only, the term "Force Majeure" shall include any delays in the Substantial Completion of the Work caused by Landlord's inability to gain access to the Premises within a reasonable period of time prior to February 20, 1998, due to Griffin Financial Services' refusal to authorize such access.

the exterior of the Premises and, notwithstanding the provisions of Article IX, the design, arrangement, style, color and general appearance of the portion of the Premises visible from the exterior, and contents thereof, including, without limitations, furniture, fixtures, signs, art work, wall coverings, carpet and decorations, and all changes, additions and removals thereto, shall, at all times have the appearance of premises having the same type of exposure and used for substantially the same purposes that are generally prevailing in comparable office buildings in the area. Any violation of this provision shall be deemed a material breach of this Lease; (iv) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Project, provided no such change shall materially adversely affect access to the Premises; (v) to grant any party the exclusive right to conduct any business or render any service in the Project, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (vi) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees; (vii) to prohibit the placement of video or other electronic games in the Premises; (viii) to have access for Landlord and other tenants of the Project to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office and to discontinue any mail chute business in the Project; (ix) to close the Project after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (x) to install, operate and maintain security systems which monitor, by close circuit television or otherwise, all persons entering or leaving the Project; (xi) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Project; and (xii) to retain at all times master keys or pass keys to the Premises.


IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.

LANDLORD:                           TENANT:

GT PARTNERS, an Illinois           AMPLICON, INC.,
general partnership

By: HEITMAN CAPITAL MANAGEMENT      a California corporation
    CORPORATION, an Illinois
    corporation, its duly
    authorized agent and
    attorney-in-fact                By:  S. Leslie Jewett /s/


         By:   Herb Kuehnle         Its: CFO

         Its:  Vice President

     RIDER TO LEASE BY AND BETWEEN GT PARTNERS, AN ILLINOIS
      GENERAL PARTNERSHIP ("LANDLORD"), AND AMPLICON, INC.,
               A CALIFORNIA CORPORATION ("TENANT")

================================================================

     This Rider and the Lease shall, for any and all purposes, be deemed to be one instrument. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Rider, the terms and provisions of this Rider shall, in all instances, control and prevail. Except as expressly defined or modified in this Rider, all words and phrases which are defined in the Lease shall have the same meaning in this Rider as is ascribed to such words and phrases in the Lease. The paragraph numbers set forth below correspond to the applicable sections set forth in the Lease.

     4.02 Base Rent.

          (A)   During  the  Lease  Term,  Tenant  shall  pay  to
Landlord as rental for the Premises the Base Rent described below, subject to the following adjustments (herein called the "Rent Adjustments"):




                        Monthly Base Rent
                       per Rentable square
       Period                 Foot              Monthly Base Rent
       ------          -------------------      -----------------
       Months 1-20:           $1.40                $68,282.20
       Months 21-40:          $1.50                $73,159.50
       Months 41-60:          $1.85                $90,230.05

          (B) For the use of the Old Premises prior to the Commencement Date, Tenant will pay Landlord a one-time rental payment, subject to no adjustment, of $23,500.00 on December 1, 1997.

     7.03 Building Services. During the Lease Term, so long as Tenant is not in default of the terms and conditions of this
Lease, HVAC shall be provided to the Premises after Business Hours at the hourly rate of twenty-seven and 00/100 dollars
($27.00), and lighting shall be provided to the Premises after Business Hours at the hourly rate of thirteen and 00/100 dollars ($13.00), with one (1) hour minimum usage in each case.
Notwithstanding the foregoing, Landlord shall provide HVAC service from 7:00 a.m. to 6:30 p.m. and lighting from 5:30 a.m. to 7:00 p.m., Monday through Friday and HVAC and lighting from 8:00 a.m. to 12:00 p.m., Saturdays (federal and state holidays excepted) at no charge.

     28. Parking. Tenant shall have the right to use one hundred ninety-nine (199) unreserved parking spaces and one (1) reserved parking space (located on the ground floor near the car wash) in Landlord's parking area during the initial Term. The charge for said parking shall be twenty-five dollars ($25.00) per unreserved parking space per month and fifty dollars ($50.00) per reserved parking space per month during the initial Term. In addition, Tenant may lease up to forty-four (44) additional unreserved parking spaces ("Additional Unreserved Parking Spaces") on a revocable basis at a cost of twenty-five dollars ($25.00) per Additional Unreserved Parking Space per month during the initial thirty (30) months of the Term and at the then prevailing charge for parking at Griffin Towers not to exceed fifty dollars ($50.00) per Additional Unreserved Parking Space per month for the final thirty (30) months of the Term. Landlord may revoke any or all Additional Unreserved Parking Spaces upon thirty (30) days prior written notice to Tenant. In addition, Landlord may require Tenant's Additional Unreserved Parking Spaces to be located on the top level of the parking structure. Any parking spaces provided for Tenant are for the exclusive use of Tenant's officers and employees, and any such parking spaces provided for Tenant shall not be sublet unless in connection with an assignment or subletting of the Premises.

     29. Renewal Option. Tenant shall have an option (the "Renewal Option") to renew the initial Term with respect to all (but not less than all) of the Premises demised under or pursuant to this Lease as of the expiration date of the initial Term for one additional term (a "Renewal Term") of five (5) years, commencing on the day immediately following the expiration date of the initial Term under the following terms and conditions and subject to credit approval by Landlord (which approval shall not be withheld unreasonably):

          (a) Tenant gives Landlord written notice of its election to exercise the Renewal Option no earlier than the date which is three hundred (365) days prior to the expiration date of the initial Term and no later than the date which is two hundred seventy (270) days prior to the expiration date of the initial Term.

          (b) Tenant is not in breach or default under this Lease either on the date Tenant exercises the Renewal Option or at any time through and including the proposed commencement date of the Renewal Term.

     29.01 Exercise Terms. If Tenant timely and properly delivers its intention notice in accordance with the provisions this
Section 29.01, Landlord shall have a period of thirty (30) days from its receipt of such notice to deliver to Tenant written notice of Landlord's quotation of the Base Rent for the Renewal Term consistent with the definition of "prevailing rental rate" set forth below ("Landlord's Quoted Base Rent"). Tenant shall have thirty (30) days after receiving Landlord's Quoted Base Rent to either (i) accept Landlord's Quoted Base Rent (in which event Tenant shall be deemed to have exercised the Renewal Option and Landlord's Quoted Base Rent shall be the "prevailing rental rate" for purposes of this Section 29.01), or (ii) object in writing to Landlord's Quoted Base Rent. In the event Tenant fails to take one of the actions set forth in subparagraphs (i) and (ii) above within said 30-day period,

Tenant shall be deemed to have elected not to exercise its Renewal Option. In the event Tenant timely objects to Landlord's Quoted Base Rent, Landlord and Tenant shall have a period of 45 days after Landlord's receipt of such objection notice to use their good faith efforts to agree upon the "prevailing rental rate." If Landlord and Tenant fail to agree upon the prevailing rental rate within such 45-day period, then the Renewal Option shall not be deemed to be exercised and Tenant will be deemed to have forever waived its Renewal Option under this Lease. If Tenant timely and properly exercises the Renewal Option (or is deemed to have exercised the Renewal Option), Tenant's lease of the Premises shall be extended through the Renewal Term, and the Rent payable for the Renewal Term shall be equal to the prevailing rental rate for the Premises. For purposes hereof, "prevailing rental rate" shall mean the total rental (including any "base year" or "expense stop" in connection therewith) then being accepted by landlords for Comparable Deals (as defined below) in the South Coast Metro office market. "Comparable Deals" shall mean leases or lease extensions which are approximately as long, and commencing at approximately the same time, as the Renewal Term and are for similar space in similar quality high-rise office buildings, including reasonable adjustments for differences in building, amenities, locations, premises characteristics and applicable allowances for leasehold improvement, brokerage commissions or other then-prevailing economic concessions, but without regard to any time during which the applicable building or space is taken off the market for repairs, upgrades or improvements. Comparable Deals shall explicitly exclude from consideration any transactions where the landlord of the subject building is in default of its mortgage or other indebtedness on the building, or is currently, or has within the prior six months, been involved in foreclosure proceedings on the applicable building. Comparable Deals shall also exclude transactions whereby the tenant has some form of equity participation in the deal.

       Additional Terms. Furthermore, if Tenant timely and properly exercises the Renewal Option;

          (a) Tenant shall have no further options to renew the Lease Term beyond the expiration date of the Renewal Term.

          (b) Except as determined as a component of the "prevailing rental rate," Landlord shall not be obligated to perform any leasehold improvement work in the Premises or give Tenant an allowance or other economic concessions for any such work or for any other purposes.

          (c) Except as otherwise provided herein, all of the terms and provisions of this Lease shall remain the same and in full force and effect during the Renewal Term.

     29.02 Amendment. If Tenant exercises the Renewal Option, Landlord and Tenant shall execute and deliver an amendment to this Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the lease of the Premises by Landlord to Tenant for the Renewal Term on the terms provided above, which amendment (or new lease, as the case may be) shall be executed and delivered prior to the commencement date of the Renewal Term.

     29.03 Termination. The Renewal Option shall automatically terminate and become null and void and of no force or effect upon the earlier to occur of (1) the expiration or termination of this Lease, (2) the termination of the Tenant's right to possession of the Premises, (3) the assignment of this Lease by Tenant, other than to a successor of Tenant through merger or acquisition, (4) the sublease by Tenant of all or part of the Premises, or (5) the failure of Tenant to timely or properly exercise the Renewal Option or (6) the uncured default by Tenant under the Lease.

     30. Right of First Offer for Expansion Space. For purposes of this Lease, Expansion Space shall mean all available space, as determined by Landlord, located on the sixth (6th) floor of the Building, as more particularly shown on Exhibit A-1 attached hereto. Subject to the rights of existing tenants whose leases pre-date this Lease (including a lease renewal not pursuant to a renewal option), credit approval by Landlord and provided Tenant is not in material default under this Lease at the time the Expansion Space becomes available, or at any time through and including execution of a lease amendment by the Landlord for the subject space, Tenant shall have a one-time right of first offer to lease each portion of the Expansion Space, such right commencing on the Commencement Date of this Lease and expiring on the last day of the sixtieth (60th) month of the lease Term, subject to the following conditions. Landlord shall provide Tenant with written notice of the availability of all or any portion of the Expansion Space (such available portion of the Expansion Space to be referred to herein as the "Available Expansion Space"). Within five (5) business days of such notification, Tenant shall notify Landlord in writing whether it elects to negotiate to lease all of the Available Expansion Space. If Tenant does not so notify Landlord, Tenant will be deemed to have forever waived its right of first offer respecting the Available Expansion Space. If Tenant does notify Landlord that it wishes to negotiate to lease the Available Expansion Space, Landlord and Tenant shall have (30) days to negotiate the rent and terms for the Available Expansion Space. If Landlord and Tenant cannot agree on rent and terms for the Available Expansion Space, Tenant will be deemed to have forever waived (subject to the following sentence) its right of first offer respecting the Available Expansion Space and Landlord shall be free to lease the Available Expansion Space to a third party on terms which are not substantially more favorable to such third party during the next thirty (30) days only. If the terms offered to any such third party are substantially more favorable to such third party than the terms negotiated by Landlord and Tenant, Tenant shall have five (5) business days after its receipt of a written notice from Landlord ("Landlord's Second Notice") setting forth such substantially more favorable terms to elect in writing to lease the Available Expansion Space on the same terms and conditions offered to such third party. If Tenant fails to so elect in writing within such five (5) business day period, Tenant shall be deemed to have forever waived its right of first offer respecting the Available Expansion Space. The term "substantially more favorable" shall mean a net effective rental rate which is less than ninety-five percent (95%) of the net effective rental rate negotiated by Landlord and Tenant under the terms of this Section 30. Also, if Tenant fails to execute and deliver an amendment to this Lease consistent with the foregoing within fifteen (15) days after receipt by Tenant of the subject lease amendment, then Tenant's previous exercise of its right to lease the Available Expansion Space shall be deemed null and void and Landlord shall thereafter have the right to let the Available Expansion Space to a third party tenant. The rights of Tenant under this Article are personal and may not be assigned to or exercised by any other party. Should Tenant lease any Expansion Space per the terms contained herein, HVAC and lighting hours and charges shall be charged separately from the Premises and be negotiated by Landlord and Tenant at that time.

     31. Option to Lease Additional Space. For purposes of this Lease, Additional Space shall mean Suites 620 (3,714 rentable square feet), 680 (1,159 rentable square feet), and 690 (2,133 rentable square feet) located on the sixth (6th) floor of the Building, as more particularly shown on Exhibit A-2 attached hereto. From the date of mutual execution of this Lease through November 30, 1997, Tenant shall have the option to lease all of (but not a portion of) the Additional Space, by providing written notice to Landlord, under the following conditions:

          (a)  The  Base  Rent for  the Additional Space shall be
$9,808.40  for  months  1-20,  $10,509.00  for  months 21-40, and
$12,961.10 for months 41-60.

          (b)   Tenant  shall have the right to use  twenty-eight
(28) unreserved parking spaces in Landlord's parking area at a cost of $25.00 per unreserved parking space per month during the initial Term.

          (c) Landlord shall contribute $96,542.68 towards the design and construction of tenant improvements in the Additional
Space per the terms of the Work Letter.

          (d) Tenant shall have free HVAC and lighting during Business Hours only. Any after Business Hours HVAC and lighting shall be charged separately from the Premises at the hourly rate of $27.00 per hour for HVAC and $13.00 per hour for lighting.

          (e) All other terms and conditions as contained in the Lease.

     The term of the lease for the Available Space shall commence on the Commencement Date and expire on the Expiration Date. The existing leases pursuant to which Tenant leases Suites 680 and 690 shall expire on the Commencement Date. Also, if Tenant fails to execute and deliver an amendment to this Lease consistent with the foregoing within fifteen (15) days after receipt by Tenant of the subject lease amendment, then Tenant's previous exercise of its right to lease the Available Space shall be deemed null and void and Landlord shall thereafter have the right to let the Available Space to a third party tenant.

     IN WITNESS WHEREOF, the parties have caused this Rider to be executed on the same date as the form lease to which it is attached.

Landlord:                               Tenant:

GT  PARTNERS, an Illinois
general partnership                     AMPLICON, INC.,
                                        a California corporation

By:  HEITMAN CAPITAL MANAGEMENT
     CORPORATION, an Illinois
     corporation, its duly              BY:  S. Leslie Jewett /s/
     authorized agent and
     attorney-in fact                   Its: CFO

     By:   Herb Kuehnle

     Its:  Vice President

                            EXHIBIT A

Drawing of fifth floor.
                               45

                            EXHIBIT A

Drawing of second floor.
                               46

                            EXHIBIT A-1

Drawing of sixth floor.

                            EXHIBIT A-2

Drawing of sixth floor.

                            EXHIBIT A-3

Drawing of second floor (old premises).

Drawing of fifth floor (old premises).

                            EXHIBIT B
                      WORK LETTER AGREEMENT
                      ---------------------

                    [Landlord Performs Work]
                           [Allowance]


     This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Office Lease (the "Lease") between AMPLICON, INC., a California corporation, as "Tenant", and GT PARTNERS, an Illinois general partnership, as "Landlord", relating to demised premises ("Premises") at the building commonly known as GRIFFIN TOWERS, Santa Ana, California (the
"Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the the Lease, Landlord and Tenant hereby agree as follows:

     1. Tenant's Initial Plans; the Work. Tenant desires Landlord to perform certain leasehold improvement work in the Premises in substantial accordance with the plan or plans (collectively, the "Initial Plan") prepared by Ware & Malcomb Architects dated May 5, 1997 and last revised, a copy or copies of which is/are attached hereto as Schedule 1. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". As soon as possible, Tenant shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers to prepare mechanical, electrical and plumbing plans and to prepare the Working Drawings, including a final telephone layout and special electrical connection requirements, if any. All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, or the Additional Work, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. Notwithstanding the above, Landlord acknowledges that Tenant has advised it that the Work will include putting in structural support for that portion of the Premises that will be dedicated to Tenant's file room. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the architectural design for Tenant's intended use of the Premises.

     2. Working Drawings. If necessary for the performance of the Work and not included as part of the Initial Plan attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, staging of the construction, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph 1 above. So long as the Final Architectural Drawings (as defined below) and Working Drawings are consistent with the Initial Plan, Tenant shall approve the Final Architectural Drawings and Working Drawings within three (3) business days after receipt of each of same from Landlord by initialing and returning to Landlord each sheet of the Final Architectural Drawings or Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.

     3.   Performance of the Work; Allowance.  See Insert 3

     4. Payment. Prior to commencing the Work, Landlord shall submit to Tenant a written statement of the total Cost of the Work as then known by Landlord, and such statement shall indicate the amount, if any, by which the total Cost of the Work exceeds the Allowance (the "Excess Costs"). Tenant agrees, within three
(3) business days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord , an authorization to proceed with the Work, and Tenant shall also then pay to Landlord an amount equal to the Excess Costs if any. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Paragraph 4.

INSERT 3

Except as hereinafter provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or shown otherwise in the Working Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards"). The Work shall be competitively bid between three (3) contractors selected by Landlord and a fourth (4th) contractor selected by Tenant, provided such fourth
(4th) contractor meets Landlord's selection criteria. Landlord agrees that the Working Drawings will be submitted to the foregoing contractors for bidding with the contract to be awarded by Landlord to the lowest responsible bidder, as mutually determined by Landlord and Tenant (which shall be defined as that contractor whose bid encompasses the full scope of Work contemplated in the Working Drawings as well as covenants to meet the schedule submitted with the bid package). Landlord shall pay for a portion of the "Cost of the Work" (as defined below) in an amount not to exceed $672,000.00 (such amount being $13.78 per rentable square foot of the Premises which is to be improved, as described in the Working Drawings) (the "Allowance"), and Tenant shall pay for the entire Cost of the Work in excess of the Allowance. For purposes of this Work Letter, the term "Cost of the Work" shall mean and include, without limitation, (a) the cost of space planning and Working Drawings, (b) the contractor's fixed price bid (as based upon the approved Working Drawings), and (c) any permit and license fees not included in a or b.
Notwithstanding the foregoing, Tenant shall receive a credit towards Base Rent equal to the amount by which the Allowance exceeds the Cost of the Work or any Additional Work, if any.

See Insert 4. Landlord shall deliver to Tenant a revised statement of the total Cost of the Work, indicating the revised calculation of the Excess Costs, if any. Within three (3) business days after submission to Tenant of any such revised statement, Tenant shall pay to Landlord an amount equal to the Excess Costs, as shown in such revised statement, less the amounts previously paid by Tenant to Landlord on account of the Excess Costs, and Landlord shall not be required to proceed further with the Work until Tenant has paid such amount. Delays in the performance of the Work resulting from the failure of Tenant to comply with the provisions of this Paragraph 4 shall be deemed to be delays caused by Tenant.

     5. Substantial Completion. Landlord shall cause the Work to be "substantially completed" on or before the scheduled date of commencement of the term of the Lease as specified in Section
1.05 of the Lease, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Landlord (or beyond the control of Landlord's contractors or subcontractors performing the Work) and also subject to "Tenant Delays" (as defined and described in Paragraph 6 of this Work Letter). The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when Landlord's architect issues a written certificate to Landlord and Tenant, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Working Drawings. If the Work is not deemed to be substantially completed on or before the scheduled date of the commencement of the term of the Lease as specified in Section 1.05 of the Lease, (a) Landlord agrees to use reasonable efforts to complete the Work as soon as practicable thereafter, (b) the Lease shall remain in full force and effect, (c) Landlord shall not be deemed to be in breach or default of the Lease or this Work Letter as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, or otherwise), and (d) except in the event of Tenant Delays, and notwithstanding anything contained in the Lease to the contrary, the Commencement Date of the Lease Term as specified in Section 1.05 of the Lease shall be extended to the date on which the Work is deemed to be substantially completed and the Expiration Date of the Lease Term as specified in Section 1.06 of the Lease shall be extended by an equal number of days. At the request of either Landlord or Tenant in the event of such extensions in the commencement and expiration dates of the term of the Lease, Tenant and Landlord shall execute and deliver an amendment to the Lease reflecting such extensions. Landlord agrees to use reasonable diligence to complete all punchlist work listed in the aforesaid architect's certificate promptly after substantial completion.

     6. Tenant Delays. There shall be no extension of the scheduled commencement or expiration date of the term of the Lease (as otherwise permissibly extended under Paragraph 5 above) if the Work has not been substantially completed on said scheduled commencement date by reason of any delay attributable to Tenant ("Tenant Delays"), including without limitation:

          (i) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph 1;

          (ii) the failure of Ware & Malcomb to furnish to Tenant the Final Architectural Drawings (the "Final Architectural
Drawings") for Tenant's approval by October 2, 1997.

          (iii) the failure of Tenant to grant approval of the Final Architectural Drawings or Working Drawings within the time required under Paragraph 2 above;

          (iv) the failure of Tenant to comply with the requirements of Paragraph 4 above;

          (v) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction staging or phasing. Landlord agrees to promptly notify Tenant if any of Tenant's requirements are not readily available and would constitute a Tenant delay under this Section (v).

          (vi) the performance of any Additional Work (as defined in Paragraph 7 below) requested by Tenant or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work; or

          (vii) any other act or omission of Tenant that causes a delay.

     7. Additional Work. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings ("Additional Work") and the approval by Landlord of such Additional Work, which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform such Additional Work, at Tenant's sole cost and expense, subject, however, to the following provisions of this Paragraph 7. Prior to commencing any Additional Work requested by Tenant, Landlord shall submit to Tenant a written statement of the cost of such Additional Work, which cost shall include a fee payable to Landlord in the amount of 10% of the total cost of such Additional Work as compensation to Landlord for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work (such fee being hereinafter referred to as "Landlord's Additional Compensation"), and, concurrently with such statement of cost of Addtional Work, Landlord shall also submit to Tenant a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Landlord. Such TEO shall indicate if Landlord believes the Additional Work shall cause a delay in completion of the Work by the Commencement Date and if the cost of the Additional Work results in any Excess Costs. If Tenant approves such Additional Work, Tenant shall execute and deliver to Landlord such TEO and shall pay to Landlord the entire cost of the Additional Work, including Landlord's Additional Compensation (as reflected in Landlord's statement of such cost), within five (5) business days after Landlord's submission of such statement and TEO to Tenant. If Tenant fails to execute or deliver such TEO or pay the entire cost of such Additional Work

INSERT 4

In the event, and each time, that any change order by Tenant, unknown field condition, or other event or circumstance causes the Cost of the Work to be increased after the time that Landlord delivers to Tenant the aforesaid initial statement of the Cost of the Work (a "Change Order"), Landlord shall deliver to Tenant a Change Order for approval that details and substantiates the cost of the Change Order. Within three (3) business days after submission to Tenant of such revised statement, Tenant shall advise Landlord of its approval of such Change Order, or in writing, set forth its objections to the Change Order. Landlord and Tenant shall promptly meet and in good faith attempt to resolve Tenant objections. Once the Change Order has been approved, within such 5-day period, then Landlord shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings. See Insert 7.

     8. Tenant Access. It is hereby acknowledged that Tenant currently occupies and will continue to occupy a portion of the Premises prior to the Commencement Date. Landlord, in Landlord's reasonable discretion and upon request by Tenant, may grant to Tenant a license to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

          (a) Tenant shall give to Landlord a written request not less than five (5) days prior to the date on which such Tenant's Pre-Occupancy Work will commence, which written request shall contain or shall be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts and material purchase orders pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all plans and specifications pertaining to Tenant's Pre-Occupancy Work; (v) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (vi) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with Tenant's Pre-Occupancy Work; and (vii) reasonable assurances securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

          (b)    Such   pre-term    access   by  Tenant  and  its
representatives shall be subject to scheduling by Landlord.

          (c) Tenant's employees, agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord or Landlord's agents in performing the Work and any Additional Work in the Premises, Landlord's work in other premises and in common areas of the Building, or the general operation of the Building. If at any time any such person representing Tenant shall cause or threaten to cause such disharmony or interference, including labor disharmony, and Tenant fails to immediately institute and maintain such corrective actions as directed by Landlord, then Landlord may withdraw such license upon twenty-four (24) hours' prior written notice to Tenant. See Insert 8(c)

          (d)  Any person  or entity  working for or on behalf of
Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, specifically including the provisions of Section IX thereof (regarding Tenant's improvements and alterations to the Premises), and excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the Premises or to any portion of the Work or Additional Work caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to Landlord, Tenant shall reimburse Landlord for such extra cost upon receipt of reasonable document support of such extra cost solely related to Tenant.

     9. Lease Provisions. The terms and provisions of the Lease, insofar as they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

     10. Miscellaneous.

          (a) This Work Letter shall be governed by the laws of the state in which the Premises are located.

          (b) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

          (c) Any person signing this Work Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind Tenant.

          (d) Notices under this Work Letter shall be given in the same manner as under the Lease.

          (e) The headings set forth herein are for convenience only.

          (f) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

          (g) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Landlord performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

INSERT 7

Notwithstanding the foregoing, if there is any remaining unused Allowance, any costs that Tenant is responsible for under this
Section 7 shall be paid for by Landlord to the extent of such remaining Allowance (and thereby reducing said remaining Allowance).


INSERT 8(c)

Notwithstanding the foregoing, Tenant's employees will be continuing to conduct the Tenant's business in a portion of the Premises and may make reasonable requests of Landlord or Landlord's agents that they not disrupt their business, provided that any disruption to the performance of the Work which is caused by Landlord's efforts not to interfere with Tenant's business at the Premises shall constitute a Tenant Delay.

     11. Exculpation of Landlord and Heitman. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

          (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, "Landlord's Work Letter Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease are a part (hereinafter, "Landlord's Real Estate") and not to any other assets of Landlord or its constituent partners; and

          (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its constituent partners, Heitman Capital Management Corporation or Heitman Properties Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the 17th day of September, 1997.


TENANT:                              LANDLORD:
AMPLICON, INC.,                      GT PARTNERS, an Illinois
                                     general partnership

a California corporation         By: HEITMAN CAPITAL MANAGEMENT
                                     CORPORATION, an Illinois
                                     corporation, its duly
                                     authorized agent and
By:  S. Leslie Jewett /s/            attorney-in-fact

Title:  CFO
                                  By:  Herb Kuehnle

                                  Its: Vice President

                           EXHIBIT C

                     RULES AND REGULATIONS
                     ---------------------

  1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of Landlord and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

  2. No awnings or other projections shall be attached to the outside walls or surfaces of the Building nor shall the interior or exterior of any windows be coated without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and of a quality, type, design and bulb color approved by
Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

  3. No sign, picture, plaque, advertisement, notice or other material shall be exhibited, painted, inscribed or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

  4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

  5. No tenant or its officers, agents, employees or invitees shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord and as Landlord may direct.

  6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that microwave cooking in a UL-approved microwave oven and the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to escape from the Premises.

  7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal Purposes.

  8. No tenant or its officers, agents, employees or invitees shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

  9. No tenant or its officers, agents, employees or invitees shall throw anything out of doors, balconies or down the passageways.

  10. Tenant  shall  not maintain armed security in or  about the
Premises  nor  possess  any  weapons, explosives, combustibles or
other  hazardous   devices  in  or  about  the   Building  and/or
Premises.

  11. No tenant or its officers, agents, employees or invitees shall at any time use, bring or keep upon the Premises any flammable, combustible, explosive, foul or noxious fluid, chemical or substance, or do or permit anything to be done in the leased Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

  12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

                            EXHIBIT C

  13. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his or her supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the building floors. Landlord will not be responsible for loss of or damage to any safes, freight, bulky articles or other property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the tenant.

  14. No tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, janitorial, maintenance or other like services, or accept barbering or bootblacking services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

  15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

  16. Landlord reserves the right to exclude from the Building between the hours of 10:00 p.m. and 7:00 a.m. and at all hours of Saturdays, Sundays and legal holidays all persons who do not present a pass signed by Landlord. Landlord shall furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same, by the closing of the gates and doors or otherwise, for the safety of the tenants and others and the protection of the Building and the property therein.

  17. Any outside contractor employed by any tenant shall, while in the Building, be subject to the prior written approval of Landlord and subject to the Rules and Regulations of the Building. Tenant shall be responsible for all acts of such persons and Landlord shall not be responsible for any loss or damage to property in the Premises, however occurring.

  18. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress, and left locked when not in use.

  19. The requirements of tenants will be attended to only upon application to the Office of the Building.

  20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

  21. All office equipment of any electrical or mechanical nature
shall be placed by tenants in the Premises in settings   approved
by Landlord, to absorb or prevent any vibration, noise or annoyance.

  22. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

  23. There shall not be used in any space, or in the public halls of the Building either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

  24. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction.

  25. No vendor with the intent of selling such goods shall be allowed to transport or carry beverages, food, food containers, etc., on any passenger elevators. The transportation of such items shall be via the service elevators in such manner as prescribed by Landlord.

  26. Tenants shall cooperate with Landlord in the conservation of energy used in or about the Building, including without limitation, cooperating with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes or other window coverings when the sun's rays fall directly on windows of the Premises, and closing windows and doors to prevent heat loss. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves, and shall in general use heat, gas, electricity, air conditioning equipment and heating equipment in a manner compatible with sound energy conservation practices and standards.

                            EXHIBIT C

  27. All parking ramps and areas, pedestrian walkways, plazas, and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

  28. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

  29. Tenant and its employees, agents, subtenants, contractors and invitees shall comply with all applicable "no-smoking" ordinances and, irrespective of such ordinances, shall not smoke or permit smoking of cigarettes, cigars or pipes outside of Tenant's Premises (including plaza areas) in any portions of the Building except areas specifically designated as smoking areas by Landlord. If required by applicable ordinance, Tenant shall provide smoking areas within Tenant's Premises.

                            EXHIBIT E

                   Suite Acceptance Agreement


Building Name/Address:
                      -----------------------------------------------

Tenant Name:
            ---------------------------------------------------------

Tenant Code:                     Suite #:
            ---------------------        ----------------------------

Management's Tenant Contact:                      Phone #:
                            ----------------------        -----------

Gentlemen:

As a representative of the above referenced tenant, I/we have physically inspected the suite noted above and its improvements
with           , a representative of                     (name of
HPL Corporation). I/we accept the suite improvements as to compliance with all the requirements indicated in our lease, also including the following verified information below:



Lease Commencement Date:                 , Occupancy Date:

Lease Rent Start Date *:                 , Actual Rent Start *:

Lease Expiration Date:                   , Actual Expiration Date:

Date Keys Delivered:

Items requiring attention:


* If these dates are not the same, attach documentation.

NOTE: This inspection is to be made prior to tenant move-in.






                            EXHIBIT E